EXHIBIT 10.4

FORM OF STOCK OPTION AGREEMENT

JONES APPAREL GROUP, INC.
STOCK OPTION AGREEMENT

        THIS AGREEMENT, made as of this _____ day of __________, 2005 by JONES APPAREL GROUP, INC., a Pennsylvania corporation (hereinafter called the "Company"), with the person executing this Agreement (hereinafter called the "Holder"):

        The Company has adopted the stock option plan identified on Annex I attached hereto (the "Plan"). Said Plan, as it may hereafter be amended and continued, is incorporated herein by reference and made part of this Agreement.

        The Committee, which is charged with the administration of the Plan pursuant to Section 3 thereof, has determined that it would be to the advantage and interest of the Company to grant the option provided for herein to the Holder as an inducement to remain in the service of the Company or one of its subsidiaries, and as an incentive for increased efforts during such service.

        NOW, THEREFORE, pursuant to the Plan, the Company with the approval of the Committee hereby grants to the Holder as of the date hereof an option (the "Option") to purchase all or any part of the number of shares of Common Stock of the Company set forth on Annex I, at the price per share set forth on Annex I, which price is not less than the fair market value of a share of Common Stock on the date hereof, and upon the following terms and conditions:

        1. The Option shall continue in force through the "Expiration Date" stated on Annex I, unless sooner terminated as provided herein and in the Plan. Subject to the provisions of the Plan, the Option shall become exercisable as provided in the Vesting Schedule in Annex I. Such installments shall be cumulative, subject to the following:

            a. Except as provided hereinbelow, the Option may not be exercised unless the Holder is then an employee (including directors and officers who are employees), director or officer of the Company or any subsidiary of the Company, in each case, on the date of grant, or a consultant, advisor, agent or independent representative of the Company or any subsidiary of the Company, or any combination thereof.

        2. In the event that the employment or service of the Holder shall be terminated prior to the Expiration Date (otherwise than by reason of death or disability), the Option may, subject to the provisions of the Plan, be exercised (to the extent that the Holder was entitled to do so at the termination of this employment or service) at any time within three months after such termination, but not after the Expiration Date, provided, however, that if such termination shall have been for cause or voluntarily by the Holder and without the written consent of the Company or any subsidiary corporation thereof, as the case may be, the Option and all rights of the Holder hereunder, to the extent not theretofore exercised, shall forthwith terminate immediately upon such termination. Nothing in this Agreement shall confer upon the Holder any right to continue in the employ or service of the Company or any subsidiary of the Company or affect the right of the Company or any subsidiary to terminate his employment or service at any time.

        3. If the Holder shall (a) die while he is employed by or serving the Company or a corporation which is a subsidiary thereof or within three months after the termination of such position (other than termination for cause, or voluntarily on his part and without the consent of the Company or subsidiary corporation thereof, as the case may be,) or within three years following his retirement (as such term is defined in the Plan), or (b) become permanently and totally disabled within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), while employed by or serving any such company, or (c) enter retirement, then the Option shall become immediately fully exercisable, as set forth herein by the Holder or by the person or persons to whom the Holder's rights under the Option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time within one year after the date of death of the original Holder, or one year after the date of permanent and total disability, or three years after the date of retirement, but in each case, not later than the Expiration Date.

        4. a. The Holder may exercise the Option with respect to all or any part of the shares then purchasable hereunder by giving the Company written notice in the form annexed, as provided in paragraph 8 hereof, of such exercise. Such notice shall specify the number of shares as to which the Option is being exercised and shall be accompanied by payment in full in cash of an amount equal to the exercise price of such shares multiplied by the number of shares as to which the Option is being exercised; provided that, if permitted by the Board, the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of securities of the Company having a fair market value on the date of the exercise equal to the portion of the purchase price being so paid. In such event fair market value should be determined pursuant to paragraph 5 of the Plan.

            b. Prior to or concurrently with delivery by the Company to the Holder of a certificate(s) representing such shares, the Holder shall, upon notification of the amount due, pay promptly any amount necessary to satisfy applicable federal, state or local tax requirements. In the event such amount is not paid promptly, the Company shall have the right to apply from the purchase price paid any taxes required by law to be withheld by the Company with respect to such payment and the number of shares to be issued by the Company will be reduced accordingly.

        5. Notwithstanding any other provision of the Plan, in the event of a change in the outstanding Common Stock of the Company by reason of a stock dividend, split-up, split-down, reverse split, recapitalization, merger, consolidation, combination or exchange of shares, spin-off, reorganization, liquidation or the like, then the aggregate number of shares and price per share subject to the Option shall be appropriately adjusted by the Board, whose determination shall be conclusive.

        6. a. For Non-Qualified Stock Options: No Non-Qualified Stock Options ("NQSO") granted hereunder shall be transferable other than by will or by the laws of descent and distribution, except that all or any portion of the NQSO may be transferred to or for the benefit of (by trust) the spouse or lineal descendants of the Holder, subject to such restrictions on transfer which may be imposed by federal and state securities laws, and if prior thereto the transferee agrees to be bound by the terms of the Plan and this Agreement. Options may be exercised, during the lifetime of the Holder, only by the Holder, or by his guardian or legal representative. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

            b. For Incentive Stock Options: Incentive Stock Options ("ISO") shall, during the Holder's lifetime, be exercisable only by him, and neither the ISO nor any right hereunder shall be transferable by him, by operation of law or otherwise, except by will or by the laws of descent and distribution. In the event of any attempt by the Holder to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or of any right hereunder, except as provided for herein, or in the event of the levy or any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate this Option by notice to the Holder and it shall thereupon become null and void.

        7. Neither the Holder nor in the event of his death, any person entitled to exercise his rights, shall have any of the rights of a stockholder with respect to the shares subject to the Option until share certificates have been issued and registered in the name of the Holder or his estate, as the case may be.

        8. Any notice to the Company provided for in this Agreement shall be addressed to the Company in care of its Chief Financial Officer, 250 Rittenhouse Circle, Bristol, Pennsylvania 19007 and any notice to the Holder shall be addressed to him at his address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be deemed to be given on the second business day after mailing, by registered or certified mail, at a post office or branch post office within the United States.

        9. In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Option, the determination by the Committee (as constituted at the time of such determination) of the rights of the Holder shall be conclusive, final and binding upon the Holder and upon any other person who shall assert any right pursuant to this Option.

JONES APPAREL GROUP, INC. By: _______________________
ACCEPTED AND AGREED _____________________ Holder

ANNEX I

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